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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                           ----------------------

                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 or 15(d) of the
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report                                                   July 28, 1997
                      (Date of earliest event reported)


                  New York State Electric & Gas Corporation
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           (Exact name of registrant as specified in its charter)


          New York                      1-3103-2                15-0398550
-----------------------------  -------------------------  ----------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)


              P.O. Box 3287, Ithaca, NY                   14852-3287
        ---------------------------------------           ----------
        (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code (607) 347-4131

                                   NA
        (Former name or former address, if changed since last report)


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         The Company's Form 8-K dated July 28, 1997 is amended to attach as
Exhibit 2 the correct Press Release dated July 30, 1997. A clerical error resulted in attachment of the wrong Press Release as Exhibit 2 to the Form 8-K dated July 28, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.


  (c)    EXHIBITS.

         The Following Exhibits are filed herewith:

EXHIBIT 1  --  NYSEG/PSC Staff Joint Statement of Principles to Govern a
               Settlement, dated July 28, 1997.

EXHIBIT 2  --  Press Release, dated July 30, 1997, relating to the agreement in principle between the Company and the Staff of the New York Public Service Commission.


                                        2

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                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                              NEW YORK STATE ELECTRIC & GAS CORPORATION
                                            (Registrant)

                              By   /s/ Sherwood J. Rafferty
                                ---------------------------------------
                                       Sherwood J. Rafferty
                           Senior Vice President and Chief Financial Officer
                                     (Chief Financial Officer)

Date: July 31, 1997